UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02978

Morgan Stanley Focus Growth Fund

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)(Zip code)

Arthur Lev

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 201-830-8894

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

Item 1—Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Arthur Lev

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Morgan Stanley Services Company Inc.

P.O. Box 219886

Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

AMOSAN IU12-01744P-Y06/12

INVESTMENT MANAGEMENT

Morgan Stanley

Focus Growth Fund

Semiannual

Report

June 30, 2012

Morgan Stanley Focus Growth Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	7
Expense Example	8
Investment Advisory Agreement Approval	9
Portfolio of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	29
U.S. Privacy Policy	33

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Focus Growth Fund performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2012

Total Return for the 6 Months ended June 30, 2012

Class A	Class B	Class C	Class I	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index [2]
10.29%	9.85%	9.85%	10.37%	10.08%	9.75%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In the six months ended June 30, 2012, financial markets were driven largely by sentiment about the U.S. and global economies and the European debt crisis. In the first few months of 2012, improved data from the labor market, housing market, and consumer confidence and spending bolstered investor confidence about the U.S. economy’s prospects. However, part of the improvement in jobs and consumer data was due to the unseasonably warm spring, and the positive momentum in these metrics did not last beyond April. Concerns about the effects of the ongoing European debt crisis on economies in Europe and China, which were already showing signs of slowing, also contributed to volatility in stock prices. As a result, stock market performance was weaker in the second quarter of 2012 than in the first quarter.

Meanwhile, the outlook for the European debt crisis began the period on a relatively positive note. In December, the European Central Bank (ECB) announced it would make loans to European banks through its long-term refinancing operations (LTRO), and a second round followed in February. Although the crisis was far from resolved, this move was well received by the markets. In May, an uncertain outcome in Greece’s parliamentary elections and rising expectations that Spain would ask for a bailout put downward pressure on stock prices. These concerns moderated somewhat in June as a pro-austerity party in Greece won the most votes, though Spain’s issues continued to weigh on the market.

Performance Analysis

Morgan Stanley Focus Growth Fund Class A and Class I shares outperformed and Class B and Class C shares underperformed the Russell 1000® Growth Index (the “Index”), while all share classes outperformed the Lipper Large-Cap Growth Funds Index for the six months ended June 30, 2012, assuming no deduction of applicable sales charges.

The largest contributor to relative performance by far was the consumer discretionary sector. A number of holdings added to performance, led by an online retailer, an online travel company, and a South African diversified media company. Both stock selection and an underweight in the producer durables sector modestly benefited relative returns. Top contributors within the sector included a global corporate services firm, a global consumer goods trading company, and a product testing and certification company.

The main detractor from relative performance was stock selection in the technology sector. Holdings in the computer services, software, and systems industry were the primary drivers of underperformance within the sector. Stock selection in the financial services sector slightly diminished relative performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 06/30/12
Amazon.com, Inc.	11.1%
Apple, Inc.	10.5
Google, Inc., Class A	5.1
Brookfield Asset Management, Inc., Class A, (Canada)	4.3
Facebook, Inc.	4.1
Edenred (France)	4.0
Priceline.com, Inc.	3.9
Motorola Solutions, Inc.	3.9
Baidu, Inc., ADR (China)	3.8
Intuitive Surgical, Inc.	3.8

TOP FIVE INDUSTRIES as of 06/30/12
Computer Services, Software & Systems	22.2%
Diversified Retail	16.6
Computer Technology	11.8
Real Estate Investment Trusts (REIT)	4.3
Recreational Vehicles & Boats	4.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 65 percent of its assets in a portfolio of common stocks (including depositary receipts). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser seeks to invest primarily in established and emerging high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC’s web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns — Period Ended June 30, 2012

	Class A Shares* (since 07/28/97)		Class B Shares** (since 03/27/80)		Class C Shares† (since 07/28/97)		Class I Shares† † (since 07/28/97)
Symbol	AMOAX		AMOBX		AMOCX		AMODX
1 Year	–4.14%[3]		–4.86%[3]		–4.88%[3]		–3.94%[3]
	–9.16	[4]	–9.61	[4]	–5.83	[4]	—
5 Years	3.73	[3]	2.95	[3]	2.95	[3]	3.99	[3]
	2.61	[4]	2.59	[4]	2.95	[4]	—
10 Years	5.54	[3]	4.90	[3]	4.74	[3]	5.79	[3]
	4.97	[4]	4.90	[4]	4.74	[4]	—
Since Inception	5.12	[3]	10.23	[3]	4.32	[3]	5.36	[3]
	4.74	[4]	10.23	[4]	4.32	[4]	—
Gross Expense Ratio	0.96		1.71		1.71		0.71

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Large-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/12 – 06/30/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period @
	01/01/12	06/30/12	01/01/12 – 06/30/12
Class A
Actual (10.29% return)	$1,000.00	$1,102.90	$4.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.14	$4.77
Class B
Actual (9.85% return)	$1,000.00	$1,098.50	$8.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.41	$8.52
Class C
Actual (9.85% return)	$1,000.00	$1,098.50	$8.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.41	$8.52
Class I
Actual (10.37% return)	$1,000.00	$1,103.70	$3.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.38	$3.52

@	Expenses are equal to the Fund’s annualized expense ratios of 0.95%, 1.70%, 1.70% and 0.70% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund’s performance, management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Focus Growth Fund

Portfolio of Investments  ■  June 30, 2012 (unaudited)

NUMBER OF SHARES		VALUE

	Common Stocks (97.0%)
	Air Transport (1.8%)
727,742	Expeditors International of Washington, Inc.	$28,200,003

	Alternative Energy (1.9%)
1,305,098	Ultra Petroleum Corp. (a)	30,108,611

	Asset Management & Custodian (0.9%)
253,715	Citigroup, Inc.(See Note 5)	6,954,328
69,921	Goldman Sachs Group, Inc. (The)	6,702,627

		13,656,955

	Beverage: Brewers & Distillers (1.6%)
2,279,126	DE Master Blenders 1753 N.V. (Netherlands) (a)	25,698,508

	Biotechnology (2.9%)
1,120,818	Illumina, Inc. (a)	45,269,839

	Chemicals: Diversified (3.6%)
691,285	Monsanto Co.	57,224,572

	Commercial Finance & Mortgage Companies (1.6%)
4,936,467	BM&F Bovespa SA (Brazil)	25,192,326

	Commercial Services (1.7%)
645,930	Intertek Group PLC (United Kingdom)	27,146,850

	Communications Technology (3.9%)
1,266,877	Motorola Solutions, Inc.	60,949,453

	Computer Services, Software & Systems (22.2%)
523,693	Baidu, Inc. ADR (China) (a)	60,214,221
2,103,308	Facebook, Inc. (a)	65,454,945
1,997,378	Facebook, Inc., Class B (a)(b)(c)	56,985,194
139,669	Google, Inc., Class A (a)	81,017,797
281,329	LinkedIn Corp., Class A (a)	29,896,833
313,665	Salesforce.com, Inc. (a)	43,367,323
2,428,838	Zynga, Inc., Class A (a)	13,212,879

		350,149,192

	Computer Technology (11.8%)
284,045	Apple, Inc. (a)	165,882,280
1,047,197	Yandex N.V., Class A (Russia) (a)	19,949,103

		185,831,383

NUMBER OF SHARES		VALUE

	Consumer Lending (3.6%)
65,813	Mastercard, Inc., Class A	$28,306,829
233,884	Visa, Inc., Class A	28,915,079

		57,221,908

	Diversified Financial Services (0.6%)
1,093,145	Bank of America Corp.	8,941,926

	Diversified Media (1.8%)
516,607	Naspers Ltd., Class N (South Africa)	27,626,270

	Diversified Retail (16.6%)
765,175	Amazon.com, Inc. (a)	174,727,711
2,443,180	Groupon, Inc. (a)	25,971,004
93,400	Priceline.com, Inc. (a)	62,066,168

		262,764,883

	Financial Data & Systems (1.7%)
766,852	MSCI, Inc., Class A (a)	26,088,305

	Foods (0.8%)
455,825	Hillshire Brands Co.	13,214,367

	Insurance: Multi-Line (0.6%)
310,399	American International Group, Inc. (a)	9,960,704

	Insurance: Property-Casualty (2.1%)
1,604,883	Progressive Corp. (The)	33,429,713

	Medical Equipment (3.8%)
108,347	Intuitive Surgical, Inc. (a)	60,001,485

	Metals & Minerals: Diversified (1.0%)
764,188	Molycorp, Inc. (a)	16,468,251

	Real Estate Investment Trusts (REIT) (4.3%)
2,052,732	Brookfield Asset Management, Inc., Class A (Canada)	67,945,429

	Recreational Vehicles & Boats (4.0%)
2,250,980	Edenred (France)	63,873,139

	Semiconductors & Components (0.3%)
285,417	First Solar, Inc. (a)	4,298,380

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Portfolio of Investments  ■  June 30, 2012 (unaudited)  continued

NUMBER OF SHARES		VALUE

	Wholesale & International Trade (1.9%)
15,762,000	Li & Fung Ltd. (d)	$30,585,352

	Total Common Stocks (Cost $1,281,638,353)	1,531,847,804

	Convertible Preferred Stock (0.7%)
	Alternative Energy
3,444,548	Better Place, Inc. (Cost $8,611,368) (a)(b)(c)	11,401,454

NUMBER OF SHARES (000)
	Short-Term Investment (2.7%)
	Investment Company
42,990	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (See Note 5) (Cost $42,990,459)	42,990,459

Total Investments (Cost $1,333,240,180) (e)	100.4%	1,586,239,717
Liabilities in Excess of Other Assets	(0.4)	(5,972,320)

Net Assets	100.0%	$1,580,267,397

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Security has been deemed illiquid at June 30, 2012.
(c)	At June 30, 2012, the Fund held fair valued securities valued at $68,386,648, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.
(d)	Security trades on the Hong Kong exchange.
(e)	The fair value and percentage of net assets, $149,231,611 and 9.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$350,149,192	22.1%
Diversified Retail	262,764,883	16.6
Computer Technology	185,831,383	11.7
Real Estate Investment Trusts (REIT)	67,945,429	4.3
Recreational Vehicles & Boats	63,873,139	4.0
Communications Technology	60,949,453	3.8
Medical Equipment	60,001,485	3.8
Chemicals: Diversified	57,224,572	3.6
Consumer Lending	57,221,908	3.6
Biotechnology	45,269,839	2.9
Investment Company	42,990,459	2.7
Alternative Energy	41,510,065	2.6
Insurance: Property-Casualty	33,429,713	2.1
Wholesale & International Trade	30,585,352	1.9
Air Transport	28,200,003	1.8
Diversified Media	27,626,270	1.7
Commercial Services	27,146,850	1.7
Financial Data & Systems	26,088,305	1.7
Beverage: Brewers & Distillers	25,698,508	1.6
Commercial Finance & Mortgage Companies	25,192,326	1.6
Metals & Minerals: Diversified	16,468,251	1.0
Asset Management & Custodian	13,656,955	0.9
Foods	13,214,367	0.8
Insurance: Multi-Line	9,960,704	0.6
Diversified Financial Services	8,941,926	0.6
Semiconductors & Components	4,298,380	0.3

	$1,586,239,717	100.0%

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $1,282,140,051)	$1,536,294,930
Investment in affiliates, at value (cost $51,100,129 )	49,944,787

Total investments in securities, at value (cost $1,333,240,180)	1,586,239,717
Receivable for:
Shares of beneficial interest sold	647,935
Dividends	589,562
Dividends from affiliate	5,526
Prepaid expenses and other assets	68,687

Total Assets	1,587,551,427

Liabilities:
Payable for:
Shares of beneficial interest redeemed	4,103,827
Investments purchased	1,083,192
Transfer agent fee	846,208
Advisory fee	551,942
Distribution fee	311,711
Administration fee	100,990
Accrued expenses and other payables	286,160

Total Liabilities	7,284,030

Net Assets	$1,580,267,397

Composition of Net Assets:
Paid-in-capital	$1,247,481,829
Net unrealized appreciation	252,997,680
Accumulated net investment income	3,515,585
Accumulated net realized gain	76,272,303

Net Assets	$1,580,267,397

Class A Shares:
Net Assets	$1,080,928,625
Shares Outstanding (unlimited shares authorized, $0.01 par value)	29,147,632
Net Asset Value Per Share	$37.08

Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$39.13

Class B Shares:
Net Assets	$45,155,199
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,363,912
Net Asset Value Per Share	$33.11

Class C Shares:
Net Assets	$73,200,976
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,232,993
Net Asset Value Per Share	$32.78

Class I Shares:
Net Assets	$380,982,597
Shares Outstanding (unlimited shares authorized, $0.01 par value)	9,887,047
Net Asset Value Per Share	$38.53

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Statements  continued

Statement of Operations

For the six months ended June 30, 2012 (unaudited)

Net Investment Income:

Income
Dividends (net of $378,729 foreign withholding tax)	$12,532,762
Dividends from affiliates (Note 5)	42,636
Interest	859

Total Income	12,576,257

Expenses
Advisory fee (Note 3)	3,528,478
Distribution fee (Class A shares) (Note 4)	1,372,250
Distribution fee (Class B shares) (Note 4)	266,410
Distribution fee (Class C shares) (Note 4)	364,005
Transfer agent fees and expenses	1,140,958
Administration fee (Note 3)	642,492
Shareholder reports and notices	142,919
Professional fees	45,167
Custodian fees	43,650
Registration fees	37,461
Trustees’ fees and expenses	26,974
Other	24,588

Total Expenses	7,635,352
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(33,183)

Net Expenses	7,602,169

Net Investment Income	4,974,088

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	82,649,328
Foreign currency translation	(31,749)

Net Realized Gain	82,617,579

Change in Unrealized Appreciation/Depreciation on:
Investments	62,783,381
Investments in affiliates (Note 5)	(1,155,342)
Foreign currency translation	15,661

Net Change in Unrealized Appreciation/Depreciation	61,643,700

Net Gain	144,261,279

Net Increase	$149,235,367

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income (loss)	$4,974,088	$(4,949,812)
Net realized gain	82,617,579	204,522,754
Net change in unrealized appreciation/depreciation	61,643,700	(285,300,364)

Net Increase (Decrease)	149,235,367	(85,727,422)

Net decrease from transactions in shares of beneficial interest	(32,368,252)	(184,558,295)

Net Increase (Decrease)	116,867,115	(270,285,717)

Net Assets:
Beginning of period	1,463,400,282	1,733,685,999

End of Period
(Including accumulated net investment income of $3,515,585 and accumulated net investment loss of $1,458,503, respectively)	$1,580,267,397	$1,463,400,282

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Focus Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 6, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other domestic exchange is valued at its latest sales price (or at the exchange official closing price if such exchange reports an official closing price) prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price) or the mean between the last reported bid and asked prices may be used if there were no sales on a particular day or the latest bid price may be used if only bid prices are available; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security’s fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification™ (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Air Transport	$28,200,003	$—	$—	$28,200,003
Alternative Energy	30,108,611	—	—	30,108,611
Asset Management & Custodian	13,656,955	—	—	13,656,955
Beverage: Brewers & Distillers	25,698,508	—	—	25,698,508
Biotechnology	45,269,839	—	—	45,269,839
Chemicals: Diversified	57,224,572	—	—	57,224,572
Commercial Finance & Mortgage Companies	25,192,326	—	—	25,192,326
Commercial Services	—	27,146,850	—	27,146,850
Communications Technology	60,949,453	—	—	60,949,453
Computer Services, Software & Systems	293,163,998	—	56,985,194	350,149,192
Computer Technology	185,831,383	—	—	185,831,383
Consumer Lending	57,221,908	—	—	57,221,908
Diversified Financial Services	8,941,926	—	—	8,941,926
Diversified Media	—	27,626,270	—	27,626,270
Diversified Retail	262,764,883	—	—	262,764,883
Financial Data & Systems	26,088,305	—	—	26,088,305
Foods	13,214,367	—	—	13,214,367

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Insurance: Multi-Line	$9,960,704	$—	$—	$9,960,704
Insurance: Property-Casualty	33,429,713	—	—	33,429,713
Medical Equipment	60,001,485	—	—	60,001,485
Metals & Minerals: Diversified	16,468,251	—	—	16,468,251
Real Estate Investment Trusts (REIT)	67,945,429	—	—	67,945,429
Recreational Vehicles & Boats	—	63,873,139	—	63,873,139
Semiconductors & Components	4,298,380	—	—	4,298,380
Wholesale & International Trade	—	30,585,352	—	30,585,352
Total Common Stocks	1,325,630,999	149,231,611	56,985,194	1,531,847,804
Convertible Preferred Stock	—	—	11,401,454	11,401,454
Short-Term Investment – Investment Company	42,990,459	—	—	42,990,459
Total Assets	$1,368,621,458	$149,231,611	$68,386,648	$1,586,239,717

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, securities with a total value of $122,084,761 transferred from Level 1 to Level 2. At June 30, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCK	CONVERTIBLE PREFERRED STOCK
Beginning Balance	$53,929,206	$15,638,248
Purchases	—	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation (depreciation)	3,055,988	(4,236,794)
Realized gains (losses)	—	—

Ending Balance	$56,985,194	$11,401,454

Net change in unrealized appreciation/depreciation from investments still held as of June 30, 2012	$3,055,988	$(4,236,794)

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2012.

		Fair Value at June 30, 2012	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stock
	Computer Services, Software & Systems	$56,985,194

			Adjusted Stock Price	Discount for Illiquidity	8.3%	8.3%	8.3%	Decrease

Convertible Preferred Stock
	Alternative Energy	$11,401,454	Market Transaction	Purchase Price of Preferred	—	—	—	—

			Discounted cash flow	Weighted average cost of capital	22.5%	27.5%	24.2%	Decrease
				Perpetual growth rate	2.5%	3.5%	3.0%	Increase

			Market Comparable Companies	Enterprise Value / Revenue	2.6x	3.4x	3.1x	Increase
				Discount for lack of marketability	15%	15%	15%	Decrease

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets exceeding $4.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $52,209,613 at June 30, 2012.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2012, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2012, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $1,921, $26,326 and $9,044, respectively, and received $419,599 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 2012, aggregated $435,830,296 and $444,577,458, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2012, advisory fees paid were reduced by $33,183 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2012 is as follows:

VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2012
$59,616,107	$250,647,747	$267,273,395	$37,562	$42,990,459

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the six months ended June 30, 2012:

VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	REALIZED GAIN (LOSS)	DIVIDEND INCOME	VALUE JUNE 30, 2012
—	$8,109,670	—	—	$5,074	$6,954,328

For the six months ended June 30, 2012, the Fund incurred brokerage commissions of $2,257 with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2012, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $3,600. At June 30, 2012, the Fund had an accrued pension liability of $76,479, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	980,761	$37,117,699	1,533,908	$56,487,102
Conversion from Class B	348,742	13,251,425	1,232,578	45,854,505
Redeemed	(2,402,871)	(89,929,775)	(5,224,865)	(192,006,685)

Net decrease – Class A	(1,073,368)	(39,560,651)	(2,458,379)	(89,665,078)

CLASS B SHARES
Sold	65,349	2,208,974	127,668	4,206,507
Conversion to Class A	(389,939)	(13,251,425)	(1,370,012)	(45,854,505)
Redeemed	(140,919)	(4,753,539)	(368,256)	(12,226,720)

Net decrease – Class B	(465,509)	(15,795,990)	(1,610,600)	(53,874,718)

CLASS C SHARES
Sold	299,186	10,145,785	260,094	8,550,824
Redeemed	(178,882)	(5,954,186)	(378,107)	(12,370,402)

Net increase (decrease) – Class C	120,304	4,191,599	(118,013)	(3,819,578)

CLASS I SHARES
Sold	1,549,740	61,089,171	2,166,862	83,110,836
Redeemed	(1,081,882)	(42,292,381)	(3,185,395)	(120,309,757)

Net increase (decrease) – Class I	467,858	18,796,790	(1,018,533)	(37,198,921)

Net decrease in Fund	(950,715)	$(32,368,252)	(5,205,525)	$(184,558,295)

7. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended 2011 and 2010.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, net operating loss and partnership basis adjustments resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$5,308,872	$(545,760)	$(4,763,112)

At December 31, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
—	—

At June 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $441,997,237 and the aggregate gross unrealized depreciation is $188,997,700 resulting in net unrealized appreciation of $252,999,537.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Fund had available for Federal income tax purposes capital loss carryforwards of $5,025,004 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2011, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $201,933,352.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2011, the Fund deferred to January 1, 2012 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
—	$1,320,272

8. Expense Offset

The Fund has entered into an arrangement with State Street (the “Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.

9. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update (“ASU”) 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts;

Morgan Stanley Focus Growth Fund

Notes to Financial Statements  ■  June 30, 2012 (unaudited)  continued

(2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund’s net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund’s management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Focus Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31,
			2011		2010^		2009^		2008^		2007^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$33.63		$35.68		$28.14		$16.23		$34.23		$27.89

Income (loss) from investment operations:
Net investment income (loss)(1)	0.12		(0.10)		(0.09)		(0.05)		(0.13)		0.05
Net realized and unrealized gain (loss)	3.33		(1.95)		7.63		11.96		(17.87)		6.29

Total income (loss) from investment operations	3.45		(2.05)		7.54		11.91		(18.00)		6.34

Net asset value, end of period	$37.08		$33.63		$35.68		$28.14		$16.23		$34.23

Total Return(2)	10.29	%(6)	(5.75)%		26.79%		73.38%		(52.59)%		22.73%

Ratios to Average Net Assets(3):
Net expenses	0.95	%(4)(7)	0.96	%(4)	1.02	%(4)	1.12	%(4)	0.99	%(4)	1.00	%(4)
Net investment income (loss)	0.62	%(4)(7)	(0.28	)%(4)	(0.30	)%(4)	(0.24	)%(4)	(0.48	)%(4)	0.14	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$1,080,929		$1,016,444		$1,166,135		$1,026,707		$642,610		$1,413,482
Portfolio turnover rate	28	%(6)	32%		44%		11%		31%		48%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31,
			2011		2010^		2009^		2008^		2007^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.14		$32.22		$25.59		$14.87		$31.61		$25.95

Income (loss) from investment operations:
Net investment loss(1)	(0.02)		(0.34)		(0.29)		(0.20)		(0.33)		(0.18)
Net realized and unrealized gain (loss)	2.99		(1.74)		6.92		10.92		(16.41)		5.84

Total income (loss) from investment operations	2.97		(2.08)		6.63		10.72		(16.74)		5.66

Net asset value, end of period	$33.11		$30.14		$32.22		$25.59		$14.87		$31.61

Total Return(2)	9.85	%(6)	(6.43)%		25.87%		72.09%		(52.96)%		21.81%

Ratios to Average Net Assets(3):
Net expenses	1.70	%(4)(7)	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)	1.75	%(4)
Net investment loss	(0.13	)%(4)(7)	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$45,155		$55,134		$110,821		$160,803		$179,417		$708,104
Portfolio turnover rate	28	%(6)	32%		44%		11%		31%		48%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31,
			2011		2010^		2009^		2008^		2007^
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$29.84		$31.90		$25.34		$14.73		$31.30		$25.69

Income (loss) from investment operations:
Net investment loss(1)	(0.02)		(0.34)		(0.28)		(0.19)		(0.31)		(0.17)
Net realized and unrealized gain (loss)	2.96		(1.72)		6.84		10.80		(16.26)		5.78

Total income (loss) from investment operations	2.94		(2.06)		6.56		10.61		(16.57)		5.61

Net asset value, end of period	$32.78		$29.84		$31.90		$25.34		$14.73		$31.30

Total Return(2)	9.85	%(6)	(6.46)%		25.89%		72.03%		(52.94)%		21.79%

Ratios to Average Net Assets(3):
Net expenses	1.70	%(4)(7)	1.71	%(4)	1.77	%(4)	1.87	%(4)	1.74	%(4)	1.75	%(4)
Net investment loss	(0.13	)%(4)(7)	(1.03	)%(4)	(1.05	)%(4)	(0.99	)%(4)	(1.23	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$73,201		$63,048		$71,158		$64,739		$45,406		$116,042
Portfolio turnover rate	28	%(6)	32%		44%		11%		31%		48%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31,
			2011		2010^		2009^		2008^		2007^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$34.90		$36.94		$29.05		$16.72		$35.17		$28.58

Income (loss) from investment operations:
Net investment income (loss)(1)	0.17		(0.01)		(0.01)		0.00	(2)	(0.07)		0.13
Net realized and unrealized gain (loss)	3.46		(2.03)		7.90		12.33		(18.38)		6.46

Total income (loss) from investment operations	3.63		(2.04)		7.89		12.33		(18.45)		6.59

Net asset value, end of period	$38.53		$34.90		$36.94		$29.05		$16.72		$35.17

Total Return(3)	10.37	%(7)	(5.50)%		27.16%		73.74%		(52.46)%		23.02%

Ratios to Average Net Assets(4):
Net expenses	0.70	%(5)(8)	0.71	%(5)	0.77	%(5)	0.87	%(5)	0.74	%(5)	0.75	%(5)
Net investment income (loss)	0.87	%(5)(8)	(0.03	)%(5)	(0.05	)%(5)	0.01	%(5)	(0.23	)%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)

Supplemental Data:
Net assets, end of period, in thousands	$380,983		$328,775		$385,571		$296,944		$240,596		$712,827
Portfolio turnover rate	28	%(7)	32%		44%		11%		31%		48%

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Amount is less than $0.005.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8a.m. and 5p.m. (EST)

•	Writing to us at the following address:

Morgan Stanley Services Company Inc.

c/o Privacy Coordinator

201 Plaza Two, 3rd Floor

Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use

Morgan Stanley Focus Growth Fund

U.S. Privacy Policy (unaudited)  continued

by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice To Residents Of California

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a)	Refer to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Focus Growth Fund

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2012

3